American Beacon ARK Transformational Innovation FundSM

SUMMARY PROSPECTUS November 1, 2026

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information, dated November 1, 2026, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at https://americanbeaconfunds.com/fund-resources/. You can also get this information at no cost by calling 1-800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | A: ADNAX | C: ADNCX | Y: ADNYX | R6: ADNRX | R5: ADNIX | Investor: ADNPX

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page  17 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page  40  of the Statement of Additional Information (“SAI”). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund’s Prospectus entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.”

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	R5	Investor
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.33%	0.36%	0.30%	0.21%	0.22%	0.57%
Total Annual Fund Operating Expenses	1.48%	2.26%	1.20%	1.11%	1.12%	1.47%
Fee Waiver and/or expense reimbursement [3]	(0.13%)	(0.15%)	(0.11%)	(0.11%)	(0.12%)	(0.14%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.35%	2.11%	1.09%	1.00%	1.00%	1.33%
1	Currently, the Fund does not assess a front-end sales load on purchases of A Class shares of $1,000,000 or more. However, the Fund assesses a contingent deferred sales charge (‘‘CDSC’’) of 0.50% on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2	Other Expenses for each share class include 0.01% securities lending expenses. In addition, during the fiscal year ended June 30, 2026, the Fund paid amounts to American Beacon Advisors, Inc. (the “Manager”) that were previously waived and/or reimbursed by the Manager under a contractual fee waiver/expense reimbursement agreement for the Fund’s A Class shares in the amount of 0.01%.
3	The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund’s A Class, C Class, Y Class, R6 Class, R5 Class, and Investor Class shares, as applicable, through November 3, 2027 to the extent that Total Annual Fund Operating Expenses exceed 1.34% for the A Class, 2.10% for the C Class, 1.08% for the Y Class, 0.99% for the R6 Class, 0.99% for the R5 Class, and 1.32% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees (the “Board”). The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through November 3, 2027. C Class shares automatically convert to A Class shares 8 years after purchase if the conversion is available through your financial intermediary. This Example reflects your costs as though C Class shares were held for the full 10-year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 705	$ 1,004	$ 1,325	$ 2,231
C	$ 314	$ 692	$ 1,196	$ 2,584
Y	$ 111	$ 370	$ 649	$ 1,445
R6	$ 102	$ 342	$ 601	$ 1,342

ARK110126

American Beacon ARK Transformational Innovation Fund  - Summary Prospectus1

Share Class	1 Year	3 Years	5 Years	10 Years
R5	$ 102	$ 344	$ 605	$ 1,352
Investor	$ 135	$ 451	$ 789	$ 1,745

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 214	$ 692	$ 1,196	$ 2,584

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that are relevant to the Fund’s investment theme of transformational innovation.

Equity securities include common stocks and other equity investments or ownership interests in domestic and foreign companies. The Fund defines “transformational innovation” as the introduction of a technologically enabled new product or service that potentially changes the way the world works. The types of companies relevant to this theme are those that rely on or benefit from the development of new products or services, technological improvements and advancements in scientific research relating to the areas of: (i) genomics (the study of genes and their functions, and related techniques, such as genomic sequencing) (“Genomic Revolution Companies”), (ii) innovation in automation and manufacturing (“Automation Transformation Companies”), transportation, energy (“Energy Transformation Companies”), artificial intelligence (“Artificial Intelligence Companies”) and materials, (iii) shared technology, infrastructure and services (“Next Generation Internet Companies”), and (iv) technologies that make financial services more efficient (“Blockchain & Fintech Innovation Companies”), among others.

In selecting companies that the sub-advisor believes are relevant to the Fund’s investment theme, the sub-advisor uses internally-generated and  externally-sourced research and analysis to assemble a diverse array of information from which to identify transformational innovation companies, certain of which may be growth companies. The types of companies that the sub-advisor believes are Genomic Revolution Companies, Automation Transformation Companies, Energy Transformation Companies, Artificial Intelligence Companies, Next Generation Internet Companies or Blockchain & Fintech Innovation Companies are described generally below:

■	Genomic Revolution Companies. Companies that the sub-advisor believes are substantially focused on and are expected to substantially benefit from extending and enhancing the quality of human and other life by incorporating technological and scientific developments, improvements and advancements in genomics into their business, such as by offering new products or services that rely on genomic sequencing (techniques that allow researchers to read and decipher the genetic information found in the DNA (i.e., the exact sequence of bases A, C, G and T in a DNA molecule), including the DNA of bacteria, plants, animals and human beings), analysis, synthesis or instrumentation. These companies may include ones across multiple sectors, such as Health Care, Information Technology, Materials, Energy, and Consumer Discretionary. These companies may also develop, produce, manufacture or significantly rely on or enable bionic devices, bio-inspired computing, bioinformatics (the science of collecting and analyzing complex biological data such as genetic codes), molecular medicine and agricultural biotechnology.

■	Automation Transformation Companies. Companies that the sub-advisor believes are focused on man capitalizing on the productivity of machines, such as through the automation of functions, processes or activities previously performed by human labor, such as transportation through an emphasis on mobility as a service, or the use of robotics to perform other functions, activities or processes.

■	Energy Transformation Companies. Companies that the sub-advisor believes seek to capitalize on innovations or evolutions in: (i) ways that energy is stored or used; (ii) the discovery, collection and/or implementation of new sources of energy, including unconventional sources of oil or natural gas; and/or (iii) the production or development of new materials for use in commercial applications of energy production, use or storage.

■	Artificial Intelligence Companies. Companies that the sub-advisor considers to be Artificial Intelligence (“AI”) Companies include a company that: (i) designs, creates, integrates, or delivers robotics, autonomous technology, and/or AI in the form of products, software, or systems; (ii) develops the building block components for robotics, autonomous technology, or AI, such as advanced machinery, semiconductors and databases used for machine learning; (iii) provides its own value-added services on top of such building block components, but are not core to the company’s product or service offering; and/or (iv) develops computer systems that are able to perform tasks that normally require human intelligence, such as visual perception, speech recognition, decision-making, and translation between languages.

■	Next Generation Internet Companies. Companies that the sub-advisor believes are focused on and expected to benefit from shifting the bases of technology infrastructure from hardware and software to the cloud, enabling mobile and local services, such as companies that rely on or benefit from the increased use of shared technology, infrastructure and services. These companies may include mail order houses which generate the entirety of their business through websites and which offer internet-based products and services, such as streaming media or cloud storage in addition to traditional physical goods. These companies may also include ones that develop, use or rely on innovative payment methodologies, big data, the “internet of things,” machine learning, and social distribution and media. The sub-advisor defines the “internet of things” as a system of interrelated computing devices, mechanical and digital machines, or physical objects that are provided unique identifiers and the ability to transfer data over a network without requiring human-to-human or human-to-computer interaction.

■	Blockchain & FinTech Innovation Companies. Companies that the sub-advisor believes are focused on and expected to benefit from the shifting of the financial sector and economic transactions to technology infrastructure platforms, and technological intermediaries. Blockchain & Fintech Innovation Companies may also develop, use or rely on innovative payment platforms and methodologies, point of sale providers, e-commerce, transactional innovations, business analytics, fraud reduction, frictionless funding platforms, peer-to-peer lending, blockchain technologies (blockchain refers to a peer-to-peer distributed ledger that is secured using cryptography, and a distributed ledger is a shared electronic database where information is recorded and stored across multiple computers), intermediary exchanges, asset allocation technology, digital assets, mobile payments, and risk pricing and pooling aggregators.

The sub-advisor’s process for identifying investments uses both ‘‘top down’’ (thematic research sizing the potential total available market, and surfacing the prime beneficiaries) and ‘‘bottom up’’ (valuation, fundamental and quantitative measures) approaches to identify investment opportunities. In both the sub-advisor’s “top down” and “bottom up” approaches, the sub-advisor evaluates environmental, social, and governance (“ESG”) considerations. In its “top down” approach, the sub-advisor uses the framework of the United Nations Sustainable Development Goals to integrate ESG considerations into its research and investment

2American Beacon ARK Transformational Innovation Fund  - Summary Prospectus

process. The sub-advisor, however, does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. In its “bottom up” approach, the sub-advisor makes its investment decisions primarily based on its analysis of the potential of individual companies, while integrating ESG considerations into that process.

The Fund’s investments may include issuers of all capitalizations. The Fund’s investments in foreign equity securities will be in both developed and emerging markets. The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may have significant exposure to the Information Technology sector. However, as sector and industry composition of the Fund’s portfolio changes over time, the Fund’s exposure to these sectors may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

The sub-advisor may sell a security when it believes the issuer is no longer relevant to the investment theme, or the security is overvalued or ceases to be an attractive investment due to, among other reasons, unfavorable sector, industry or issuer-specific developments. The sub-advisor may also sell positions to (i) take advantage of opportunities created by short-term market actions or market sentiment, (ii) provide liquidity to invest in companies that the sub-advisor has relatively more confidence in, or (iii) invest in companies that the sub-advisor believes offer more market opportunity relative to their current price.

The Fund at times may invest in shares of other investment companies, including government money market funds, which may include a government money market fund advised by the Manager, with respect to which the Manager receives a management fee, and including securities of an investment company advised by the sub-advisor. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of issuers.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
The allocations among strategies, asset classes and market exposures may be less than optimal and may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that judgments about allocations will be correct. The Fund’s allocations may be invested in strategies, asset classes and market exposures during a period when such strategies, asset classes and market exposures underperform.

Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the  U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject.

Environmental, Social, and/or Governance Investing Risk
The use of environmental, social, and/or governance (“ESG”) considerations by  the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the  sub-advisor has established its own process to oversee ESG integration in accordance with the Fund’s strategies, successful integration of ESG factors will depend on the  sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.

Equity Investments Risk
Equity securities represent ownership interests in companies and are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.  The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■	Common Stock Risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

American Beacon ARK Transformational Innovation Fund  - Summary Prospectus3

■	Depositary Receipts Risk. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays or failures in transaction payment and settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes and sanctions. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may also lack the dividend yield that can cushion stock price declines in market downturns.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and, at times, such companies may be out of favor with investors. Many larger-capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund.  Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.  Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when certain securities prices have generally increased over time, there have been periods of price decreases during those times, resulting in losses for investors, which are likely to occur again in the future.

Geopolitical and other events, including war, terrorism, trade disputes, pandemics, public health crises, natural disasters, and  cybersecurity incidents, have led, and in the future may continue to lead, to general instability in world economies and markets and reduced liquidity in securities, which may negatively affect the value of your investment.

Policies established by the  U.S. government and/or Federal Reserve and economic and political circumstances within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in government leadership, a government’s inability to agree on a budget, high public debt, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may negatively affect investor and consumer confidence and may negatively impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon public and proprietary data and systems. Data or technology malfunctions and inaccuracies may disrupt markets and lead to negative consequences for market participants like the Fund.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the  U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. The economies of all nations, including the U.S., are subject to the risks of slowing global economic growth, protectionist trade policies, inflationary pressures, limits imposed by international trade and security agreements, political or economic dysfunction, poor consumer sentiment, and reduced demand for goods due to fluctuating commodity prices and currency values, and these risks may create significant market volatility in ways that cannot be foreseen at the present time. These economic risks could have a negative impact on the Fund’s investments.
The U.S. Federal Reserve and certain foreign central banks may raise or lower interest rates in response to economic or other factors, including inflation. It is difficult to accurately predict the various economic and political factors that influence interest rate changes, including the direction, pace, timing, frequency or magnitude of any such changes in interest rates. Changes in interest rates could lead to an economic slowdown in the U.S. and abroad, significant market volatility and reduced liquidity in certain sectors of the market.
Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or

4American Beacon ARK Transformational Innovation Fund  - Summary Prospectus

in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and related sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the Fund and its investments or operations could be negatively impacted.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact issuer and market performance. As a consequence, the Fund’s holdings and its overall performance could be negatively impacted.
Global climate change may affect property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of the Fund’s investments, which requires the Fund, in certain instances, to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value (“NAV”) of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Non-Diversification Risk
The Fund is non-diversified, which means it may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.   Because the Fund may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and total return when compared to other funds.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.The Fund may invest in securities of an investment company advised by the Manager and/or a sub-advisor, with respect to which the Manager and/or sub-advisor also receives a management or advisory fee. The Manager and/or sub-advisor has a financial incentive to invest in an affiliated rather than unaffiliated investment company and thus has a potential conflict between its own financial interest and the Fund’s interest. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.

Sector Risk
To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments and economic conditions that significantly affect those sectors. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Additionally, Individual sectors may be more volatile, and may perform differently, than the broader market. Because the Fund may hold a limited number of securities, it may at times be substantially over-weighted in certain economic sectors and under-weighted in others. Accordingly, the Fund’s performance is likely to be disproportionately affected by the factors influencing those sectors. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

■	Information Technology Sector Risk. The Information Technology sector includes companies engaged in software and services, technology hardware and storage peripherals, electronic equipment and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology sector also may be subject to increased government scrutiny or adverse government or regulatory action. Additionally, companies in the Information Technology sector are heavily dependent on intellectual property and the loss of patent, copyright or trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

•	Software Companies Risk. Software companies can be significantly affected by intense competition, technological innovations, and product obsolescence. Such companies are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, the ability to attract and retain skilled employees, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also,

American Beacon ARK Transformational Innovation Fund  - Summary Prospectus5

protection of intellectual property is integral to the success of many software companies, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories, and software company stocks may experience substantial fluctuations in market price, especially in the short term.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: (i) the securities in which the Fund reinvests cash collateral may decrease in value, causing the Fund to incur a loss, or may not perform sufficiently to cover the Fund’s payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan; (ii) non-cash collateral may decline in value, resulting in the Fund becoming under-secured; (iii) delays may occur in the recovery of loaned securities from borrowers, which could result in the Fund being unable to vote proxies or settle transactions or cause the Fund to incur increased costs; and (iv) if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral.

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.

Small-Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Transformational Innovation  Risk
Companies that  the sub-advisor believes are capitalizing on transformational innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop transformational technologies may face political or legal challenges from competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the transformational innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are also focused on a particular theme.

Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Volatility Risk
The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV to experience significant increases or declines in value over short periods of time.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index for the periods indicated. In the table below, the performance for the A Class and C Class shares for periods prior to January 2, 2019, and the performance for the R6 Class shares for periods prior to October 28, 2020, reflects the returns of the Fund’s R5 Class shares. In each case, the newer share classes would have had similar annual returns to the Fund’s R5 Class, because the shares of each class represent investments in the same portfolio securities. However, as reflected in the table in the “Fees and Expenses of the Fund” section of this Fund Summary, the expenses of the R5 Class shares differ from those of the newer share classes, which would affect performance. To the extent that the R5 Class shares had lower expenses than a newer share class, the performance of the R5 Class shares would likely have been higher than the newer share class would have realized during the same period. The performance of the newer share classes shown in the table has not been adjusted for differences in operating expenses of the newer and older share classes, but the A Class shares and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 56.00% 2nd Quarter 2020 01/01/2018 through 12/31/2025 Lowest Quarterly Return: -39.42% 2nd Quarter 2022 01/01/2018 through 12/31/2025
The calendar year-to-date total return as of September 30, 2026 was 18.96%.

Average annual total returns for periods ended December 31, 2025

	Inception Date of Class	1 Year	5 Years	Since Inception
Investor Class	01/27/2017
Returns Before Taxes		35.66%	-8.55%	14.63%
Returns After Taxes on Distributions		35.66%	-10.19%	12.91%
Returns After Taxes on Distributions and Sales of Fund Shares		21.11%	-6.39%	11.81%

6American Beacon ARK Transformational Innovation Fund  - Summary Prospectus

	Inception Date of Class	1 Year	5 Years	Since Inception (01/27/2017)
Share Class (Before Taxes)
A	01/02/2019	27.86%	-9.66%	13.93%
C	01/02/2019	33.62%	-9.29%	14.00%
Y	01/27/2017	35.94%	-8.33%	14.91%
R6	10/28/2020	36.05%	-8.24%	15.00%
R5	01/27/2017	36.11%	-8.25%	15.02%

	1 Year	5 Years	Since Inception (01/27/2017)
Index (Reflects no deduction for fees, expenses or taxes)
S&P 500® Index TR	17.88%	14.42%	14.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is  ARK Investment Management  LLC.

Portfolio Manager

ARK Investment Management LLC	Catherine D. Wood Chief Investment Officer Since Fund Inception (2017)

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave, Suite 219643 Kansas City, MO 64105-1307

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
R6	None	$50	None
R5	$250,000	$50	None

Tax Information

Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Beacon ARK Transformational Innovation Fund  - Summary Prospectus7